Other Operating (Income) Expense, Net	12 Months Ended
Aug. 29, 2013
Other Income and Expenses [Abstract]
Other Operating (Income) Expense, Net
Other Operating (Income) Expense, Net

For the year ended	2013	2012	2011
(Gain) loss on disposition of property, plant and equipment	$(3)	$5	$(17)
Samsung patent cross-license agreement	—	—	(275)
Other	(5)	27	(19)
	$(8)	$32	$(311)

In 2011, we entered into a 10-year patent cross-license agreement with Samsung Electronics Co. Ltd. ("Samsung").  Other operating income for 2011 included gains of $275 million for cash received from Samsung under the agreement. The license is a life-of-patents license for existing patents and applications, and a 10-year term license for all other patents.

Other operating expense for 2012 included $17 million from the termination of a lease with IMFT, and a charge of $10 million to write off a receivable in connection with resolution of certain prior year tax matters.